Exhibit 99.2
Earnings Release April 18, 2007

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2006, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Business Dynamics Exceptional growth in loans and deposits Loan growth overcame normal seasonal weaknesses Strong surge near quarter-end with quarter-end balance in LHI 4% above average Decline in DDA characteristic of Q1 seasonality and industry conditions Success in maintaining superior credit experience Focus on early action has proven beneficial Net recoveries for quarter More than 50% of Q2-2006 NCO has been recovered Substantial improvement in already favorable measures of credit quality Sale of TexCap Insurance Attractive opportunity - realization of small gain of $1.09 million and improvement in tangible equity of $5.5 million Limited ability to reach sufficient scale because of competition and capital requirements necessary for growth Ability to utilize capital in core business became compelling Gain included in discontinued operations Inability to complete all aspects of RML sale TCB recognized need to dispose of business and had opportunity to complete successful sale in 2006 Deteriorating conditions in the mortgage industry caused both parties to agree to a termination and settlement Texas Capital will complete the exiting of RML's remaining activities Discontinued operations includes $1.06 million, representing estimated and actual costs associated with the exiting of RML's remaining activities

Financial Highlights EPS growth Increased 12% compared to Q1-2006; consistent on linked-quarter basis Growth in loans Held for investment - 28% growth over Q1-2006; increase of 6% on linked-quarter basis Total loans - 31% growth over Q1-2006; increase of 5% on linked-quarter basis Growth in deposits Demand deposits - 1% decrease from Q1-2006; decrease of 7% on linked-quarter basis Total deposits - 27% growth over Q1-2006; increase of 4% on linked-quarter basis Net interest margin at 3.78% Decrease of 9 bp from Q1-2006 and 8 bp from Q4-2006 NIM reduction due primarily to impact of strong loan growth on funding composition Seasonal weakness in demand deposit funding contributed to decrease Notable improvements in costs of key funding components Credit quality Net recoveries of $386,000 in Q1-2007 Provision of $1.2 million Comparisons based on average balances and results of continuing operations

FINANCIAL REVIEW

Performance Evaluation Performance Drivers Net income of $7.6 million Net revenue growth of 20% from Q1-2006 and consistent with Q4-2006 NIM decreased by 8 bps for linked quarter, 9 bps from Q1-2006 Loan growth, earning asset composition and earning asset yields remain positive Funding costs generally flat with some success in reducing/rationalizing costs in key categories Decrease in DDA balances reflects seasonal and industry conditions Growth in non-interest income Trust fees Operating lease revenues Operating expense growth limited to 0.4% from Q4-2006 Improvement in several categories offset increases identified in guidance, including full quarter impact of Q4- 2006 expansion, FICA, 123R and performance-based incentives Growth in operating lease depreciation ROA, ROE and efficiency ratios Q1-2007 compared to prior quarters affected by first quarter conditions and increase in provision Efficiency ratio weakened by NIM decrease and Q1-related conditions Note: All comparisons based on continuing operations

Income Statement (in thousands) Q1-07 Q4-06 Q3-06 Q2-06 Q1-06 Net interest income $ 31,667 $ 31,832 $ 30,101 $ 29,013 $ 26,867 Provision for loan losses 1,200 1,000 750 2,250 - Net interest income after provision for loan losses 30,467 30,832 29,351 26,763 26,867 Non-interest income 5,136 4,833 4,478 3,989 3,742 Non-interest expense 24,095 23,993 21,635 21,156 20,129 Income before income taxes 11,508 11,672 12,194 9,596 10,480 Income tax expense 3,922 3,958 4,157 3,273 3,573 Net income $ 7,586 $ 7,714 $ 8,037 $ 6,323 $ 6,907 Diluted EPS $ .29 $ .29 $ .30 $ .24 $ .26 Net Interest Margin 3.78% 3.86% 3.80% 3.87% 3.87% ROA 0.84% 0.87% 0.94% 0.78% 0.92% ROE 12.12% 12.53% 13.83% 11.36% 12.71% Efficiency 65.5% 65.4% 62.6% 64.1% 65.8% Note: Above financial data and ratios based on continuing operations

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages QTD Averages Q1 2007 Q4 2006 Q4 2006 Q1 2006 Q1/Q4 % Change YOY % Change Loans held for investment $2,767,834 $2,767,834 $2,620,307 $2,168,410 6% 28% Loans held for sale 156,400 156,400 155,620 71,282 1% 119% Total loans 2,924,234 2,924,234 2,775,927 2,239,692 5% 31% Securities 515,768 515,768 538,574 616,288 (4)% (16)% Demand deposits 439,071 439,071 470,701 445,012 (7)% (1)% Total deposits 3,050,903 3,050,903 2,921,690 2,410,133 4% 27% Total assets 3,651,928 3,651,928 3,521,053 3,046,393 4% 20% Note: Above financial data based on continuing operations

Financial Summary (in thousands) Period End Period End Period End Q1 2007 Q4 2006 Q1 2006 Q1/Q4 % Change YOY % Change Loans held for investment $2,885,963 $2,722,097 $2,263,007 6% 28% Loans held for sale 208,074 199,014 95,397 5% 118% Total loans 3,094,037 2,921,111 2,358,404 6% 31% Securities 508,296 532,053 604,987 (4)% (16)% Demand deposits 507,686 513,930 481,410 (1)% 5% Total deposits 3,086,737 3,069,330 2,463,719 1% 25% Total assets 3,807,232 3,658,505 3,158,044 4% 21% Note: Above financial data based on continuing operations

QTD Average Balances, Yields and Rates (in thousands) Q1 2007 Q1 2007 Q4 2006 Q4 2006 Q1 2006 Q1 2006 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 515,768 4.88% $ 538,574 4.79% $ 616,288 4.65% Fed funds sold & liquidity investments 1,515 5.35% 2,211 5.38% 3,312 4.29% Loans held for sale 156,400 7.24% 155,620 7.12% 71,282 6.57% Loans held for investment 2,767,834 8.55% 2,620,307 8.64% 2,168,410 7.98% Total loans, net of reserve 2,903,233 8.55% 2,755,176 8.62% 2,220,794 8.00% Total earning assets 3,420,516 7.99% 3,295,961 7.99% 2,840,394 7.27% Total assets $ 3,651,928 $ 3,521,053 $ 3,046,393 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,611,832 4.80% $ 2,450,989 4.77% $ 1,965,121 3.98% Other borrowings 207,303 5.01% 219,644 5.01% 350,084 4.24% Long-term debt 113,406 7.32% 113,406 7.30% 46,394 7.24% Total interest bearing liabilities 2,932,541 4.91% 2,784,039 4.89% 2,361,599 4.09% Demand deposits 439,071 470,701 445,012 Stockholders' equity 253,822 244,207 220,473 Total liabilities and stockholders' equity $ 3,651,928 3.94% $ 3,521,053 3.87% $ 3,046,393 3.17% Net interest margin 3.78% 3.86% 3.87% Note: Above financial data based on continuing operations

Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 19% Total Deposit CAGR: 25% Loans Held for Investment CAGR: 28% 2002 2003 2004 2005 2006 Q1-2007 Loans Held for Investment 1003 1230 1565 2076 2722 2886 2002 2003 2004 2005 2006 Q1-2007 Demand Deposits 239 302 398 512 514 508 Interest Bearing Deposits 858 1103 1392 1983 2555 2579 2002 2003 2004 2005 2006 ($ in millions) Q1-2007 1,197 1,445 1,790 2,495 3,069 3,087

Revenue and Expense Growth Operating Revenue CAGR: 28% Net Interest Income CAGR: 29% Non-interest Income CAGR: 23% Non-interest Expense CAGR: 27% Net Interest Income Non-interest Income Non-interest Expense 2002 2003 2004 2005 2006 Q1-2007 Non Interest Expense 35370 48430 57340 65344 86913 96380 2002 2003 2004 2005 2006 Q1-2007 Net Interest Income 42246 53155 74742 94130 117813 126668 Non Interest Income 8625 10892 13632 12001 17042 20544 2002 2003 2004 2005^ 2006^ ($ in thousands) Q1-2007*^ 50,871 64,047 88,374 106,131 134,855 147,212 ^ 2005, 2006 and Q1-2007 reflect continuing operations. * 2007 annualized through 3/31/2007.

Credit Quality Credit experience remains strong Net recoveries of $386,000 in Q1-2007 (6 bps) NCO ratio - only 6 bps for last 12 months Total NCOs for last 2 years $1.2 million, 3 bps Provision of $1.2 million in Q1-2007 With net recoveries, reserve increased by $1.6 million Growth of portfolio driver of provision for Q1-2007 Improvements noted in key measures of credit quality during quarter Non-accrual loans Sale of ORE Additional improvements realized during early April, with $3.4 million reduction in past-due loans Ratios of reserve to historical NCOs and NPAs remain very high General outlook remains favorable

Credit Quality Reserve / Loans .78% .77% .91% 1.20% 1.44% Non-accrual loans + ORE to loans + ORE ..31% ..37% ..27% ..37% ..83% Reserve to non-accruals 2.6x 2.3x 3.3x 3.2x 1.7x Reserve to NPL(1) 2.2x 1.9x 2.2x 3.1x 1.7x Net Charge-offs / Average Loans Q1-2007 2006 2005 2004 2003 (1) The 2007 ratio has been adjusted for $3.4 million in loans that were paid off in early April 2007.

Earnings Guidance Earnings Guidance Q1-2007 results consistent with previous guidance and conditions evident in first quarter Economic outlook remains positive Anticipate continued strong growth in loans and deposits Credit experience remains strong - provision driven by growth Margin essentially flat except for effects of strong growth on funding composition and DDA trends Net income of $32 million to $33.5 million

Q & A

Continuing Operations Details Q1-07 Consolidated Discontinued Operations Q1-07 from Continued Operations Net interest income $ 32,701 $ 1,034 $ 31,667 Provision for loan losses 1,200 - 1,200 Net interest income after provision for loan losses 31,501 1,034 30,467 Non-interest income 7,775 2,639 5,136 Non-interest expense 27,713 3,618 24,095 Pre-tax income from continuing operations 11,563 55 11,508 Income tax expense (benefit) 3,941 19 3,922 Net income from continuing operations (after-tax) 7,622 7,586 Income (loss) from discontinued operations - 36 36 Net income $ 7,622 $ 7,622 EPS $ .29 $ .29

Continuing Operations Details Q1-06 as reported Discontinued Operations Q1-06 from Continuing Operations Q2-06 as reported Discontinued Operations Q2-06 from Continuing Operations Net interest income $ 26,867 $ - $ 26,867 $ 29,013 $ - $ 29,013 Provision for loan losses - - - 2,250 - 2,250 Net interest income after provision for loan losses 26,867 - 26,867 26,763 - 26,763 Non-interest income 4,418 676 3,742 4,675 686 3,989 Non-interest expense 20,893 764 20,129 21,968 812 21,156 Pre-tax income from continuing operations 10,392 (88) 10,480 9,470 (126) 9,596 Income tax expense (benefit) 3,543 (30) 3,573 3,230 (43) 3,273 Net income from continuing operations (after-tax) 6,849 6,907 6,240 6,323 Income (loss) from discontinued operations (206) (58) (264) 101 (83) 18 Net income $ 6,643 $ 6,643 $ 6,341 $ 6,341 EPS $ .25 $ .26 $ .24 $ .24

Continuing Operations Details Q3-06 as reported Discontinued Operations Q3-06 from Continuing Operations Q4-06 as reported Discontinued Operations Q4-06 from Continuing Operations Net interest income $ 30,101 $ - $ 30,101 $ 31,919 $ 87 $ 31,832 Provision for loan losses 750 - 750 1,000 - 1,000 Net interest income after provision for loan losses 29,351 - 29,351 30,919 87 30,832 Non-interest income 5,406 928 4,478 6,343 1,510 4,833 Non-interest expense 22,563 928 21,635 25,070 1,077 23,993 Pre-tax income from continuing operations 12,194 - 12,194 12,192 520 11,672 Income tax expense (benefit) 4,157 - 4,157 4,134 176 3,958 Net income from continuing operations (after-tax) 8,037 8,037 8,058 7,714 Income (loss) from discontinued operations (167) - (167) 12 344 356 Net income $ 7,870 $ 7,870 $ 8,070 $ 8,070 EPS $ .30 $ .30 $ .31 $ .29